                                                                    EXHIBIT 24.1

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                             /s/ Phillip C. Shaffer
                             ----------------------
                             Philip C. Shaffer

                                                                    EXHIBIT 24.2

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                              /s/ David R. Sincox
                              -------------------
                              David R. Sincox

                                                                    EXHIBIT 24.3

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                            /s/ Nicholas Martin, Jr.
                            ------------------------
                            Nicholas Martin, Jr.

                                                                    EXHIBIT 24.4

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                              /s/ Ronald J. Berman
                              --------------------
                              Ronald J. Berman

                                                                    EXHIBIT 24.5

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                             /s/ Charles G. Bailey
                             ---------------------
                             Charles G. Bailey

                                                                    EXHIBIT 24.6

                           SI DIAMOND TECHNOLOGY, INC.
                                POWER OF ATTORNEY

            SI DIAMOND TECHNOLOGY, INC. ANNUAL REPORT ON FORM 10-KSB

        The undersigned, in his capacity as a director of SI Diamond Technology, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Tracy Vaught, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March, 2000.





                               /s/ Dr. Zvi Yaniv
                               -----------------
                               Dr. Zvi Yaniv